TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio

Supplement dated August 1, 2006 to the Prospectus dated February 27, 2006, as supplemented and amended to date (the “Prospectus”)

        The section of the Prospectus entitled “How to Buy Shares” is amended as follows:

        The following replaces the first paragraph under “Customers of TD AMERITRADE – Direct Purchases”:

Direct Purchases. A TD AMERITRADE, Inc. (“TD AMERITRADE”) brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD AMERITRADE Account Officer at 1-800-934-4448. Checks should be made payable to TD AMERITRADE, Inc. and you should write your TD AMERITRADE account number on the check. The check will be deposited to your TD AMERITRADE brokerage account. TD AMERITRADE allows three business days, including the date of deposit, for clearance and shares of a Portfolio will be purchased on the next business day.

        The following replaces the information under “Customers of TD AMERITRADE – By Automatic Sweep”:

By Automatic Sweep. For those TD AMERITRADE customers who qualify for the automatic sweep feature, free credit balances in your TD AMERITRADE brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD AMERITRADE and any changes to the eligibility criteria. Checks deposited to your TD AMERITRADE brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of a Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the business day following the day they are credited to your account.

        The section of the Prospectus entitled “Dividends” is amended as follows:

        The following replaces the first sentence of the first paragraph under “Dividends”:

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio.

Shareholders should retain this Supplement for future reference.

TD Asset Management USA Inc. is a subsidiary of the Toronto-Dominion Bank. TD AMERITRADE, Inc. is a subsidiary of TD AMERITRADE Holding Corporation. The Toronto-Dominion Bank has an investment in TD AMERITRADE Holding Corporation publicly traded stock.